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				       EXHIBIT 10.1.14


	    SECOND AMENDMENT TO THE
      RECEIVABLES PURCHASE AGREEMENT AND THE
RECEIVABLES PURCHASE AGREEMENT (PARALLEL PURCHASE
		COMMITMENT)


	AMENDMENT AGREEMENT, dated as of March 31,
1997, among FIRST UNION NATIONAL BANK, a national banking association, solely in its capacity as the trustee (the "Trustee") for CHARMING SHOPPES MASTER
TRUST, a trust formed pursuant to the Pooling and Servicing Agreement (as defined in Exhibit I to the RPA
(as hereinafter defined)) (in such capacity, the "Seller"), FASHION SPC, INC., a Delaware corporation the "Subordinated Purchaser"), SPIRIT OF AMERICA
NATIONAL BANK, a national banking association
("Spirit"), in its capacity as the originator or the owner (prior to the sale thereof to the Seller pursuant to the Pooling and Servicing Agreement) of the Accounts
(as defined in Exhibit I to the RPA) (in such capacity, the "Owner") and in its capacity as the Servicer (in such capacity, the "Servicer"), CXC INCORPORATED, a Delaware corporation ("CXC"), CITIBANK, N.A., BANK
HAPOALIM B.M. (New York Branch), CREDIT COMMUNAL DE
BELGIQUE S.A., RAIFFEISEN ZENTRALBANK OESTERREICH AG,
UNITED STATES NATIONAL BANK OF OREGON, and PEOPLES
SECURITY LIFE INSURANCE COMPANY (collectively, the
"Banks"), and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent (the "Agent") for the Banks and the Purchasers (as defined in Exhibit I, to the RPA).

	Preliminary Statements. (1)     The Seller, the
Subordinated Purchaser, the Owner, the Servicer, CXC and CNAI as Agent for the Purchasers, are parties to a Receivables Purchase Agreement, dated as of April 4,
1996, as amended as of December 13, 1996 (the "RPA";
capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA), pursuant to which a Purchaser may, in its sole discretion, purchase Receivable Interests from the Seller;

	(2)     The Seller, the Subordinated Purchaser,
the Owner, the Servicer, the Banks and CNAI as Agent for the Banks, are parties to a Receivables Purchase
Agreement (Parallel Purchase Commitment), dated as of
April 4, 1996, as amended as of December 13, 1996 (the
"PPC", pursuant to which the Banks have agreed to purchase Receivable Interests from the Seller;

	(3)     Charming Shoppes, Inc. ("Charming
Shoppes") and Fashion Service Corp. ("FSC") are parties to two Company Agreements each dated as of April 4, 1996 (the "Company Agreements"), one in favor

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 of the Purchasers and the Agent (the "RPA Company Agreement")
and the other in favor of the Banks and the Agent (the
"PPC Company Agreement"), pursuant to which Charming
Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Owner, the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants conditions, agreements and undertakings on the part of the Owner, the Servicer and the Seller, respectively, to be performed or observed under the RPA and the PPC;




























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	(4)     The Agent and each of the Banks have
entered into an Asset Purchase Agreement dated as of April 4, 1996 (the "APA") pursuant to which the Banks have agreed to purchase Receivable Interests or interests therein from CXC;

	(5)     The Seller, the Subordinated Purchaser,
the Owner, the Servicer, the Purchasers, the Banks and the Agent desire to amend the RPA and PPC to extend the term of each such agreement; and

	(6)     Charming Shoppes, FSC and the Agent
desire to confirm that the Company Agreements continue to apply to the RPA and PPC, each a amended hereby.

	NOW, THEREFORE, the parties agree as follows:

	SECTION 1.      Amendment to RPA.       The RPA
shall be amended as follows, effective as of the date on which all of the conditions precedent set forth in
Section 5 shall be satisfied:

			The definition of
	       "Facility Termination
	       Date" in Exhibit I to the
	       RPA is amended by
	       replacing the date "March
	       31, 1997" in subsection
	       (i) thereof with the date
	       "June 30, 1997."

	SECTION 2.      Amendment to PPC.       The PPC
shall be amended as follows, effective as of the date on which all of the conditions precedent set forth in
Section 5 shall be satisfied:

		The definition of
	       "Commitment Termination
	       Date" in Exhibit I to the
	       PPC is amended by
	       replacing the date "March
	       31, 1997" in subsection
	       (a) thereof with the date
	       "June 30, 1997."

        SECTION 3.      Consents to Amendment to RPA.    In accordance with
Section 6(a)(v) of the APA, each of the Banks hereby consents to the amendment to the RPA effected pursuant to Section 1 hereof. In accordance with the last sentence of Section 2 of
Exhibit I of the PPC, the Agent hereby consents to the amendment to the RPA effected pursuant to Section 1 hereof.

	SECTION 4.      Confirmation of the Company

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Agreements.     Each of Charming Shoppes and FSC (i)
agrees that the RPA Company Agreement and the PPC
Company Agreement apply to the RPA and PPC,
respectively, each as amended by this Amendment
Agreement and (ii) ratifies and confirms the Company
Agreements in all respects and agrees that the Company
Agreements, shall remain in full force and effect in
accordance with their respective terms, except that on
and after the date hereof, each reference in the RPA
Company Agreement to "the RPA", "thereunder", "thereof"
or words of like import referring to the RPA shall mean
and be a reference to the RPA as amended by this
Amendment Agreement and each reference in the PPC
Company Agreement to "the PPC", "thereunder", "thereof"
or words of like import referring to the PPC shall mean
and be a reference to the PPC as amended by this
Amendment Agreement.
	SECTION 5.      Conditions Precedent.   The
effectiveness of the amendments set forth in Sections 1 and 2 are subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent, on or prior to March 31, 1997:

		(i)     The Opinion of
	       Counsel required pursuant
	       to the provisions of
	       Section 7.01(a) of each
	       of the RPA and PPC with
	       respect to this Amendment
	       Agreement; and

		(ii)    Evidence of
	       consent of CapMAC to this
	       Amendment Agreement.

        SECTION 6.  Confirmation of RPA and PPC.    Except as herein expressly
amended, the RPA and PPC are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms. Each reference in the RPA to "this Agreement" shall mean the RPA as amended by this Amendment
Agreement, and as hereinafter amended or restated and each reference in the PPC to "this Agreement" shall mean the PPC as amended by this Amendment Agreement, and as hereinafter amended or restated.

	SECTION 7.      Governing Law.  THIS AMENDMENT
AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

	SECTION 8.      Execution in Counterparts.

	This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which

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When so executed shall be deemed to be an original and all
of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.




















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	IN WITNESS WHEREOF, the parties have caused
this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



SELLER:                          FIRST UNION NATIONAL BANK,
				    not in its individual
				    capacity but solely as the
				    Trustee for CHARMING
				    SHOPPES MASTER TRUST



				 By:
					Title:  Vice President


SUBORDINATED                     FASHION SPC, INC.
PURCHASER:


				By:
					Title:  Vice President


OWNER/SERVICER:                 SPIRIT OF AMERICA NATIONAL BANK,
				   as the Owner and the Servicer



				By:
					Title:   President


CXC:                            CXC INCORPORATED

				By: Citicorp North America, Inc.,
					as Attorney-in-Fact



				By:
				   Title:       Vice President


AGENT:                          CITICORP NORTH AMERICA, INC.,
					as Agent



				By:
					Title:  Vice President

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BANKS:


			      CITIBANK, N.A.

			      By:       Citicorp North America, Inc.,
					as Attorney-in-Fact


				By:
				      Title:    Vice President

			     BANK HAPOALIM B.M. (New York Branch)


				   By:


				   By:


			     CREDIT COMMUNAL DE BELGIQUE S.A.


				   By:


				   By:


			     RAIFFEISEN ZENTRALBANK
			     OESTERREICH AG


				   By:


			     UNITED STATES NATIONAL BANK OF
			     OREGON


				   By:


			     PEOPLES SECURITY LIFE INSURANCE
			     COMPANY


                                   By:

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ACKNOWLEDGED AND AGREED AS TO
   SECTION 4 ONLY:





CHARMING SHOPPES:            CHARMING SHOPPES, INC.



			     By:
				 Title:


FSC:                         FASHION SERVICE CORP.



			     By:
				 Title:
















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		   Consent of Surety

	In accordance with Section 4.02(e) of the Insurance Agreement, dated as of April 4, 1996, among the undersigned, CXC Incorporated, Spirit of America
National Bank and the other parties thereto, the undersigned hereby consents to the Second Amendment to the Receivables Purchase Agreement and the Receivables
Purchase Agreement (Parallel Purchase Commitment) in the form to which this Consent of Surety is attached.

			CAPITAL MARKETS ASSURANCE CORPORATION

			    By:
				Title:


			    Date:       March      , 1997